                                                                  Exhibit 10.10

                               THIRD AMENDMENT TO
                INDEX BASED GAS SALE AND POWER PURCHASE AGREEMENT


         THIS THIRD AMENDMENT TO INDEX BASED GAS SALE AND POWER PURCHASE AGREEMENT ("Third Amendment"), dated as of August 1, 2004, is made and entered into by and among Calpine Generating Company, LLC, a Delaware limited liability company ("CGC" or "CalGen"), the indirect wholly-owned subsidiaries of CGC listed on the signature page hereof (each a "Facility Owner" or the "Company") and Calpine Energy Services, L.P., a Delaware limited partnership ("CES"). (Each of CGC, the Facility Owners and CES is referred to herein individually as a "Party" and collectively as the "Parties.")

                                    RECITALS

         A. The Parties have entered into that certain Index Based Gas Sale and Power Purchase Agreement dated as of March 23, 2004, as amended by that certain First Amendment to Index Based Gas Sale and Power Purchase Agreement dated as of May 20, 2004 and that certain Second Amendment to Index based Gas Sale and Power Purchase Agreement dated as of May 26, 2004 (as so amended, the "Amended Agreement") with respect to fourteen (14) natural gas-fired electric power generating facilities (the "Facilities") owned by the respective Facility Owners.

         B. The Amended Agreement provides that, with certain exceptions, CES will provide all Gas required by the Facilities, but also provides that one or more Facility Owners may enter into Direct Gas Supply Agreements with third party gas suppliers.

         C. In certain cases where CES holds gas transportation rights between the CalGen-CES Delivery Point (as defined below) and the Gas Delivery Point for the affected Facility, it would be advantageous to a Facility Owner that has entered into a Direct Gas Supply Agreement to sell the Gas purchased under such Direct Gas Supply Agreement to CES at such CalGen-CES Delivery Point and to repurchase such Gas from CES at the Gas Delivery Point for such Facility Owner's Facility.

         D. The Parties therefore now desire to amend the Amended Agreement to provide for the sale by the Facility Owners to CES of Gas purchased under Direct Gas Supply Agreement and the repurchase of such Gas by such Facility Owners at the applicable Gas Delivery Points for the Facilities in question, on and subject to the terms and conditions set forth in this Third Amendment.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the Parties agree as follows:

        1.      Definitions.

        (a) The following definitions are hereby added to Article One of the Agreement.


                1.125 "Buy-Sell Confirmation" shall mean a confirmation agreement in the form of Exhibit D to this Agreement confirming a Buy-Sell Transaction between CES and CGC or a Facility Owner.

                1.126 "Buy-Sell Transaction" has the meaning set forth in
        Section 2.9(a).

                1.127 "CalGen-CES Delivery Point" means the point at which Gas is delivered to CGC or a Facility Owner by the third party seller under a Direct Gas Supply Agreement.

                  1.128 "Repurchase Price" means the price at which CES sells Gas under a Buy-Sell Transaction to CGC or the applicable Facility Owner at the Gas Delivery Point, as specified in the related Buy-Sell Confirmation.

                1.129 "Sales Price" means the price at which CGC or the applicable Facility Owner sells Gas under a Buy-Sell Transaction to CES at the CalGen-CES Delivery Point, as specified in the related Buy-Sell Confirmation.

        (b) Capitalized terms not otherwise defined in this Third Amendment shall have the same meanings as are defined in the Agreement.

        2. Sale and Repurchase of Directly Purchased Gas. Section 2.9 is hereby added to the Agreement as follows:

                2.9 Sale and Repurchase of Gas.

                (a) Without limiting the rights of CGC and the Facility Owners under Section 2.4, CGC or a Facility Owner that enters a Direct Gas Supply Agreement shall have the right to enter into a sale and repurchase transaction (a "Buy-Sell Transaction") with CES for the sale by CGC or such Facility Owner to CES of some or all of the Gas purchased by CGC or such Facility Owner under a Direct Gas Supply Agreement at the CalGen-CES Delivery Point and the repurchase by CGC or such Facility Owner of such Gas from CES at the Gas Delivery Point for the Facility to which such Gas is to be supplied if the conditions set forth in Section 2.9(b) have been satisfied. Upon execution of a Buy-Sell Confirmation, CGC or the applicable Facility Owner will sell to CES, and CES will purchase from CGC or such Facility Owner, the Quantity of Gas specified in the Buy-Sell Confirmation for the Sales Price, at the CalGen-CES Delivery Point and for the term specified in the Buy-Sell Confirmation, and CES will sell to CGC or such Facility Owner, and CGC or such Facility Owner will purchase from CES, the Quantity of Gas specified in such Buy-Sell Confirmation for the Repurchase

Price, at the Gas Delivery Point and for the term specified in the Buy-Sell Confirmation. The Parties' respective obligations to sell and purchase the amount of Gas specified in the Buy-Sell Confirmation at the CalGen-CES Delivery Point or the Gas Delivery Point, as applicable, shall be firm.

        (b) CGC and the Facility Owners shall not enter into a Buy-Sell Transaction with CES unless all of the following conditions and requirements have previously been or are concurrently satisfied:

                (i) CES holds and has available for use firm (or, if and to the extent approved by the Facility Owner and CGC in their sole discretion, interruptible) gas transportation rights on intrastate pipeline systems between the applicable CalGen-CES Delivery Point and Gas Delivery Point sufficient to transport the entire volume of Gas to be sold and repurchased under the Buy-Sell Transaction;

                (ii) CES and CGC and/or the applicable Facility Owner have executed a Buy-Sell Confirmation substantially in the form of Exhibit D attached hereto reflecting the Buy-Sell Transaction;

                (iii) The difference between the Repurchase Price and the Sales Price does not exceed either (A) CES's cost to transport such Gas from the CalGen-CES Delivery Point to the Gas Delivery Point, including reasonable expenses and overhead costs, or (B) to the extent that firm gas transportation services from the CalGen-CES Delivery Point to the Gas Delivery Point are available to CalGen or the applicable Facility Owner on third party transporters for the applicable volumes of Gas, the cost of such firm gas transportation services;

                (iv) The total cost of such Gas as delivered at the applicable Gas Delivery Point, including the purchase price of such Gas under the Direct Gas Supply Agreement, the cost of any letters of credit or other security that are required to be posted by CGC or the applicable Facility Owner under the Direct Gas Supply Agreement and the difference between the Repurchase Price and the Sale Price for such Gas as described in Section 2.8(b)(iii) above, shall not exceed the Applicable Gas Price for such Gas;

                (v) The same volumes of Gas (as adjusted for line losses and shrinkage) are repurchased by CGC or the applicable Facility Owner at the Gas Delivery Point as are sold to CES at the CalGen-CES Delivery Point;

                (vi) CGC or the applicable Facility Owner has obtained at least interruptible gas transportation rights between the CalGen-CES Delivery Point and the Gas Delivery Point for the full amount of Gas covered by the Buy-Sell Transaction for the full duration of the Buy-Sell Transaction;

                (vii) The Buy-Sell Transaction complies with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, permits, certificates, licenses and other legal or governmental requirements; and

                (viii) CGC or the Facility Owner has executed or received, as applicable, (A) a certificate of an officer of CGC or such Facility Owner certifying to the satisfaction of the conditions in clauses (iv),
        (vi) and (vii) of this Section 2.9(b) and (B) a certificate of an officer of CES certifying to the satisfaction of the conditions in clauses (i), (iii), (v) and (vii) of this Section 2.9(b).

        (c) To the fullest extent permitted by applicable law, CES hereby grants to CGC, with respect to all Buy-Sell Transactions, and to each Facility Owner, with respect to each Buy-Sell Transaction that relates to such Facility Owner's Facility, a lien on and security interest in and to all of CES's gas transportation rights that CES has used or is using to transport Gas pursuant to such Buy-Sell Transaction, including CES's right, title and interest in and to gas transportation agreements between CES and the applicable gas pipeline owners or operators for the transportation of Gas between the applicable CalGen-CES Delivery Point and the applicable Gas Delivery Point to the extent of the volume of Gas to be transported pursuant to the Buy-Sell Transaction, and all proceeds thereof, to secure CES's performance of its obligations to CGC and the Facility Owners under such Buy-Sell Transaction. CGC and the Facility Owners shall have all rights of a secured party under the Uniform Commercial Code as in effect from time to time in all applicable jurisdictions, and CES authorizes CGC and the Facility Owners to file all financing statements, including any amendments, renewals or extensions thereof, as CGC or the Facility Owners consider necessary or appropriate. CES also designates and appoints CGC, with respect to all Buy-Sell Transactions, and each Facility Owner, with respect to each Buy-Sell Transaction that relates to such Facility Owner's Facility, CES's true and lawful attorney-in-fact with respect to such gas transportation agreements (to the extent of the volumes as to which the security interest herein is granted), with the power to take all actions and exercise all rights under such Assigned Third Party Agreements in the name, place and stead of CES to the same extent as CES itself; provided, however, that CGC and the Facility Owners shall only exercise the foregoing power of attorney upon and during the continuation of a default or breach by CES in the performance of its obligations under the Buy-Sell Transaction. The foregoing power of attorney is a power coupled with an interest and may not be terminated without the prior written consent of CGC and the Facility Owners, which may be given or withheld in their sole discretion.

        (f) CES shall indemnify and hold CGC and the Facility Owners, and their respective officers, directors, shareholders, partners, members, agents, representatives, employees, successors and assigns, from all losses, costs, liabilities, claims, expenses, judgments or other charges of any kind under, with respect to or arising out of each Buy-Sell Transaction except to the extentsuch losses, costs, liabilities, claims, expenses, judgments or other charges result from CGC and/or the Facility Owners' default or breach in the performance of their respective obligations under the Buy-Sell Transaction.

        3. Exhibits. Exhibit D attached to this Third Amendment is hereby added to the Agreement as Exhibits D thereto.

        4. Governing Law. This Third Amendment shall be governed by the laws of the State of California.

        5. Counterparts. This Third Amendment may be executed in one or more counterparts, each one of which may be considered an original, but all of which together shall constitute one and the same agreement.

        6. No Other Amendment. The Agreement is amended by this Third Amendment as of the date hereof. From and after the date hereof, references to the Agreement shall be understood to mean the Agreement as amended by this Third Amendment, as well as all previous amendments. Except as expressly set forth herein, the Agreement is unmodified and continues in full force and effect.


                     [THE NEXT PAGE IS THE SIGNATURE PAGE.]

        IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written

CALPINE ENERGY SERVICES, L.P.                                CALPINE GENERATING COMPANY, LLC




By:  /s/ Janet R. Dietrich                                   By:     /s/ Zamir Rauf
    -------------------------------------------------               ------------------------------------------------
Name:  Janet R. Dietrich                                     Name:   Zamir Rauf
      -----------------------------------------------               ------------------------------------------------
Title:  Vice-President                                       Title:  Vice-President
       ----------------------------------------------               ------------------------------------------------

BAYTOWN ENERGY CENTER, L.P.                                  CARVILLE ENERGY, LLC



By:  /s/ Zamir Rauf                                          By:     /s/ Zamir Rauf
    -------------------------------------------------               ------------------------------------------------
Name:  Zamir Rauf                                            Name:   Zamir Rauf
      -----------------------------------------------               ------------------------------------------------
Title:  Vice-President                                       Title:  Vice-President
       ----------------------------------------------               ------------------------------------------------

CHANNEL ENERGY CENTER, L.P.                                  COLUMBIA ENERGY, LLC



By:  /s/ Zamir Rauf                                          By:     /s/ Zamir Rauf
    -------------------------------------------------               ------------------------------------------------
Name:  Zamir Rauf                                            Name:   Zamir Rauf
      -----------------------------------------------               ------------------------------------------------
Title:  Vice-President                                       Title:Vice-President
       ----------------------------------------------               ------------------------------------------------

CORPUS CHRISTI COGENERATION, L.P.                            DECATUR ENERGY CENTER, LLC



By:  /s/ Zamir Rauf                                          By:     /s/ Zamir Rauf
    -------------------------------------------------               ------------------------------------------------
Name:  Zamir Rauf                                            Name:   Zamir Rauf
      -----------------------------------------------               ------------------------------------------------
Title:  Vice-President                                       Title:  Vice-President
       ----------------------------------------------               ------------------------------------------------

DELTA ENERGY CENTER, LLC                                     FREESTONE POWER GENERATION, L.P.



By:  /s/ Zamir Rauf                                          By: /s/ Zamir Rauf
    -------------------------------------------------           ----------------------------------------------------
Name:  Zamir Rauf                                            Name: Zamir Rauf
      -----------------------------------------------             --------------------------------------------------
Title:  Vice-President                                       Title:  Vice-President
       ----------------------------------------------               ------------------------------------------------

GOLDENDALE ENERGY CENTER, LLC                                LOS MEDANOS ENERGY CENTER, LLC



By:  /s/ Zamir Rauf                                          By:     /s/ Zamir Rauf
    -------------------------------------------------               ------------------------------------------------
Name:  Zamir Rauf                                            Name:   Zamir Rauf
      -----------------------------------------------               ------------------------------------------------
Title:  Vice-President                                       Title:  Vice-President
       ----------------------------------------------               ------------------------------------------------


MORGAN ENERGY CENTER, LLC                                    CALPINE ONETA POWER, L.P.



By:  /s/ Zamir Rauf                                          By:     /s/ Zamir Rauf
    -------------------------------------------------               ------------------------------------------------
Name:  Zamir Rauf                                            Name:   Zamir Rauf
      -----------------------------------------------               ------------------------------------------------
Title:  Vice-President                                       Title:  Vice-President
       ----------------------------------------------               ------------------------------------------------


PASTORIA ENERGY FACILITY L.L.C.                              ZION ENERGY, LLC



By:  /s/ Zamir Rauf                                          By:     /s/ Zamir Rauf
    -------------------------------------------------               ------------------------------------------------
Name:  Zamir Rauf                                            Name:   Zamir Rauf
      -----------------------------------------------               ------------------------------------------------
Title:  Vice-President                                       Title:  Vice-President
       ----------------------------------------------               ------------------------------------------------

                                    EXHIBIT D

                         [FORM OF] BUY-SELL CONFIRMATION


        This Buy-Sell Confirmation ("Confirmation"), dated as of _________, 200_, is executed by and [between/among] Calpine Energy Services, L.P. ("CES"), [Calpine Generating Company, LLC ("CGC")] and ________________________ ("Facility Owner") pursuant to that certain Index Based Gas Supply and Power Purchase Agreement dated as of March 23, 2004, as amended (the "Agreement"). Except as otherwise defined herein, capitalized terms used in this Confirmation have the meanings defined in the Agreement.

        Pursuant to Section 2.9 of the Agreement, [CGC,] Facility Owner and CES hereby agree to enter into a Buy-Sell Transaction with respect to the following:

Direct Gas Supply Agreement:

Gas Transporter(s)/Pipeline System(s):

Quantity of Gas:

Term of Buy-Sell Transaction:

CalGen-CES Delivery Point:

Gas Delivery Point:

Sales Price:

Repurchase Price:

Performance Obligation:  Firm

CALPINE ENERGY SERVICES, L.P.                                [CALPINE GENERATING COMPANY, LLC]




By:                                                          By:
    -------------------------------------------------              -------------------------------------------------

Name:                                                        Name:
      -----------------------------------------------              -------------------------------------------------

Title:                                                       Title:
       ----------------------------------------------              -------------------------------------------------

[FACILITY OWNER]

By:
        -------------------------------------------------
Name:
        -------------------------------------------------
Title:
        -------------------------------------------------